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                           SMITH BARNEY FUNDS, INC.
                                 on behalf of
                       SMITH BARNEY LARGE CAP VALUE FUND

                Supplement dated May 21, 2003 to the Prospectus
                    and Statement of Additional Information
                            dated November 28, 2002

   The following information supplements, revises and supercedes, as applicable, the information contained in the Prospectus and Statement of Additional Information.

Foreign securities

   The Fund may invest up to 5% of its net assets in emerging market issues and up to 20% of its net assets, in securities of foreign issuers generally, including emerging market issuers. These securities may include American Depository Receipts (ADRs), Yankee Bonds and other securities quoted in U.S. dollars, but may also include non-U.S. dollar denominated securities.

Derivatives

   The Fund may enter into transactions in futures contracts and options on futures contracts to hedge against the economic impact of adverse changes in the market value of portfolio securities, changes in interest rates, in anticipation of investing in particular securities or markets and/or as a cash flow management technique. The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding positions held by the Fund exceeds 10% of the market value of the net assets of the Fund.

These changes are effective on May 14, 2003.

FD: 02777